UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)
(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously announced, on November 11, 2015, Molson Coors Brewing Company (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Anheuser-Busch InBev SA/NV (“ABI”) to acquire, contingent upon the closing of the acquisition of SABMiller plc (“SABMiller”) by ABI pursuant to the transaction announced on November 11, 2015, all of SABMiller’s interest in MillerCoors LLC (“MillerCoors”) and all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico for $12.0 billion in cash, subject to downward adjustment as described in the Purchase Agreement (the “Acquisition”). Following the closing of the Acquisition, the Company will own 100% of the outstanding equity interests of MillerCoors. The pending Acquisition is based on the terms and subject to the conditions set forth in the Purchase Agreement and the amendment to the Purchase Agreement, dated March 25, 2016, as described in the Company's Current Reports on Form 8-K filed with the SEC on November 12, 2015, and March 30, 2016, respectively.

This Current Report on Form 8-K is being filed by the Company to provide (i) unaudited consolidated financial statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015, and (ii) unaudited pro forma condensed combined financial information giving effect to the Acquisition for the year ended December 31, 2015, and as of and for the three months ended March 31, 2016.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The unaudited interim condensed consolidated financial statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Acquisition is filed as Exhibit 99.2 hereto and incorporated herein by reference:

(i)   Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2016;
(ii) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015; and
(iii) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016.

(d)    Exhibits:

Exhibit Number	Description
99.1	Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015.
99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2015, and as of and for the three months ended March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date:	May 12, 2016	By:	/s/ BRIAN C. TABOLT Brian C. Tabolt Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number     Description

99.1	Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of March 31, 2016, and December 31, 2015, and for the three months ended March 31, 2016, and 2015.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2015, and as of and for the three months ended March 31, 2016.

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